                                                                  FINANCIAL STATEMENTS
                                                                                PAGE 1
                APPALACHIAN POWER COMPANY AND SUBSIDIARIES
                        CONSOLIDATED BALANCE SHEET
                            SEPTEMBER 30, 1996
                               (UNAUDITED)
                                                               Pro Forma
                                                  Per Books   Adjustments   Pro Forma
                                                             (in thousands)
ASSETS
ELECTRIC UTILITY PLANT:
  Production . . . . . . . . . . . . . . . . . .  $1,867,474               $1,867,474
  Transmission . . . . . . . . . . . . . . . . .   1,048,420                1,048,420
  Distribution . . . . . . . . . . . . . . . . .   1,469,249                1,469,249
  General. . . . . . . . . . . . . . . . . . . .     186,375                  186,375
  Construction Work in Progress. . . . . . . . .      81,106                   81,106
          Total Electric Utility Plant . . . . .   4,652,624                4,652,624
  Accumulated Depreciation and Amortization. . .   1,762,800                1,762,800

          NET ELECTRIC UTILITY PLANT . . . . . .   2,889,824                2,889,824

OTHER PROPERTY AND INVESTMENTS . . . . . . . . .      29,776                   29,776


CURRENT ASSETS:
  Cash and Cash Equivalents. . . . . . . . . . .       9,825    $(9,825)         -
  Accounts Receivable (net). . . . . . . . . . .     154,595                  154,595
  Allowance for Uncollectible Accounts . . . . .      (1,119)                  (1,119)
  Fuel . . . . . . . . . . . . . . . . . . . . .      61,777                   61,777
  Materials and Supplies . . . . . . . . . . . .      53,821                   53,821
  Accrued Utility Revenues . . . . . . . . . . .      43,955                   43,955
  Prepayments. . . . . . . . . . . . . . . . . .      14,216                   14,216

          TOTAL CURRENT ASSETS . . . . . . . . .     337,070     (9,825)      327,245


REGULATORY ASSETS. . . . . . . . . . . . . . . .     432,945                  432,945


DEFERRED CHARGES . . . . . . . . . . . . . . . .      40,527        500        41,027


            TOTAL. . . . . . . . . . . . . . . .  $3,730,142    $(9,325)   $3,720,817

The Pro Forma Adjustments are shown on Page 3 of these Financial Statements.

                                                                  FINANCIAL STATEMENTS
                                                                                PAGE 2
                APPALACHIAN POWER COMPANY AND SUBSIDIARIES
                        CONSOLIDATED BALANCE SHEET
                            SEPTEMBER 30, 1996
                               (UNAUDITED)
                                                               Pro Forma
                                                  Per Books   Adjustments   Pro Forma
                                                             (in thousands)
CAPITALIZATION AND LIABILITIES

CAPITALIZATION:
  Common Stock - No Par Value:
    Authorized - 30,000,000 Shares
    Outstanding - 13,499,500 Shares. . . . . . .  $  260,458               $  260,458
  Paid-in Capital. . . . . . . . . . . . . . . .     550,676    $ (4,545)     546,131
  Retained Earnings. . . . . . . . . . . . . . .     211,865                  211,865
       Total Common Shareholder's Equity . . . .   1,022,999      (4,545)   1,018,454
  Cumulative Preferred Stock:
    Not Subject to Mandatory Redemption. . . . .      54,857     (14,908)      39,949
    Subject to Mandatory Redemption. . . . . . .     165,225     (95,000)      70,225
  Long-term Debt . . . . . . . . . . . . . . . .   1,365,637      50,000    1,415,637
       TOTAL CAPITALIZATION. . . . . . . . . . .   2,608,718     (64,453)   2,544,265

OTHER NONCURRENT LIABILITIES . . . . . . . . . .      98,678                   98,678

CURRENT LIABILITIES:
  Cumulative Preferred Stock Due Within
    One Year . . . . . . . . . . . . . . . . . .      25,007                   25,007
  Short-term Debt. . . . . . . . . . . . . . . .      20,700      55,128       75,828
  Accounts Payable . . . . . . . . . . . . . . .      81,815                   81,815
  Taxes Accrued. . . . . . . . . . . . . . . . .      35,996                   35,996
  Customer Deposits. . . . . . . . . . . . . . .      13,800                   13,800
  Interest Accrued . . . . . . . . . . . . . . .      31,645                   31,645
  Other. . . . . . . . . . . . . . . . . . . . .      61,325                   61,325

       TOTAL CURRENT LIABILITIES . . . . . . . .     270,288      55,128      325,416

DEFERRED INCOME TAXES. . . . . . . . . . . . . .     653,486                  653,486

DEFERRED INVESTMENT TAX CREDITS. . . . . . . . .      85,497                   85,497

DEFERRED CREDITS . . . . . . . . . . . . . . . .      13,475                   13,475

          TOTAL. . . . . . . . . . . . . . . . .  $3,730,142    $ (9,325)  $3,720,817

The Pro Forma Adjustments are shown on Page 3 of these Financial Statements.

                                                                  FINANCIAL STATEMENTS
                                                                                PAGE 3
                APPALACHIAN POWER COMPANY AND SUBSIDIARIES
                        CONSOLIDATED BALANCE SHEET
                            SEPTEMBER 30, 1996
                          PRO FORMA ADJUSTMENTS
                                                                    Debit     Credit
                                                                     (in thousands)
1) Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $50,000
     Long-term Debt - Junior Subordinated Debentures . . . . . . .             $50,000

   To record the issuance and sale of $50,000,000 principal amount of Junior Subordinated Debentures at 100%*.

2) Deferred Charges - Unamortized Debt Expense . . . . . . . . . .     $500
     Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                $500

   To record estimated expense of the debt issuance.

3) Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $55,128
     Short-term Debt . . . . . . . . . . . . . . . . . . . . . . .             $55,128

   To record additional short-term debt borrowings.

4) Cumulative Preferred Stock:
    Not Subject to Mandatory Redemption. . . . . . . . . . . . . .  $14,908
    Subject to Mandatory Redemption. . . . . . . . . . . . . . . .   95,000
   Paid-in Capital . . . . . . . . . . . . . . . . . . . . . . . .    2,072
     Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . .            $111,980

   To record the redemption of the following cumulative
   preferred stock, $100 par value:
                                Per Share      Principal      Premium          Total
 Series    Number of Shares     Price *          Amount      (Discount)        Paid

 Not Subject to Mandatory Redemption:
 4-1/2%        149,075             $75.50       $14,908       $(3,653)        $11,255

 Subject to Mandatory Redemption:
 5.90%         250,000             $105.50      $25,000       $ 1,375        $ 26,375
 5.92%         300,000              105.50       30,000         1,650          31,650
 6.85%         150,000              108          15,000         1,200          16,200
 7.80%         250,000              106          25,000         1,500          26,500
    Total Subject to Mandatory Redemption      $95,000       $ 5,725        $100,725

5) Paid-in Capital . . . . . . . . . . . . . . . . . . . . . . . .   $1,649
     Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . .              $1,649

   To record estimated costs of the stock reacquisition.

6) Paid-in Capital . . . . . . . . . . . . . . . . . . . . . . . .     $824
     Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                $824

   To record the payment for voting rights consent.
* Price assumed solely for the purpose of these Pro Forma Financial Statements

                                                                  FINANCIAL STATEMENTS
                                                                               PAGE 3A
                APPALACHIAN POWER COMPANY AND SUBSIDIARIES
                     CONSOLIDATED STATEMENT OF INCOME
                  TWELVE MONTHS ENDED SEPTEMBER 30, 1996
                          PRO FORMA ADJUSTMENTS
                                                                       Increase
                                                                      (Decrease)
                                                                    (in thousands)
Interest on Junior Subordinated Debentures @ 8.5%*          =           $ 4,250

Amortization of Debt Issuance Expense over 30 years         =                17

Interest on Short-term Debt @ 5.5%*                         =             3,032

Federal Income Taxes @ 35%                                  =            (2,555)

Preferred Stock Dividend Requirements @ 4-1/2%              =              (671)

Preferred Stock Dividend Requirements @ 5.90%               =            (1,475)

Preferred Stock Dividend Requirements @ 5.92%               =            (1,776)

Preferred Stock Dividend Requirements @ 6.85%               =            (1,028)

Preferred Stock Dividend Requirements @ 7.80%               =            (1,950)

Amortization of Premium on Reacquired
 Preferred Stock over 30 years                              =               152

To reflect the pro forma changes in interest charges and preferred stock dividend requirements associated with the proposed transactions and the related federal income tax effect.

* Rate assumed solely for the purpose of these Pro Forma Financial Statements.

                                                            FINANCIAL STATEMENTS
                                                                                PAGE 4
                   APPALACHIAN POWER COMPANY AND SUBSIDIARIES
                        CONSOLIDATED STATEMENT OF INCOME
                     TWELVE MONTHS ENDED SEPTEMBER 30, 1996
                                   (UNAUDITED)
                                                             Pro Forma
                                              Per Books     Adjustments     Pro Forma
                                                           (in thousands)
OPERATING REVENUES . . . . . . . . . . . . .  $1,608,436                    $1,608,436

OPERATING EXPENSES:
  Fuel . . . . . . . . . . . . . . . . . . .     342,645                       342,645
  Purchased Power. . . . . . . . . . . . . .     332,733                       332,733
  Other Operation. . . . . . . . . . . . . .     235,549                       235,549
  Maintenance. . . . . . . . . . . . . . . .     125,245                       125,245
  Depreciation and Amortization. . . . . . .     132,527                       132,527
  Taxes Other Than Federal Income Taxes. . .     118,336                       118,336
  Federal Income Taxes . . . . . . . . . . .      69,528      $(2,555)          66,973

          TOTAL OPERATING EXPENSES . . . . .   1,356,563       (2,555)       1,354,008

OPERATING INCOME . . . . . . . . . . . . . .     251,873        2,555          254,428

NONOPERATING INCOME. . . . . . . . . . . . .         251                           251

INCOME BEFORE INTEREST CHARGES . . . . . . .     252,124        2,555          254,679

INTEREST CHARGES . . . . . . . . . . . . . .     108,656        7,299          115,955

NET INCOME . . . . . . . . . . . . . . . . .     143,468       (4,744)         138,724

PREFERRED STOCK DIVIDEND REQUIREMENTS. . . .      16,402       (6,748)           9,654

EARNINGS APPLICABLE TO COMMON STOCK. . . . .  $  127,066      $ 2,004       $  129,070

The common stock of the Company is wholly owned by American Electric Power Company,
Inc.

The Pro Forma Adjustments are shown on Page 3A of these Financial Statements.

                                                            FINANCIAL STATEMENTS
                                                                                PAGE 5
                 APPALACHIAN POWER COMPANY AND SUBSIDIARIES
                CONSOLIDATED STATEMENT OF RETAINED EARNINGS
                     TWELVE MONTHS ENDED SEPTEMBER 30, 1996
                                (UNAUDITED)
                                                                 (in thousands)
BALANCE AT BEGINNING OF PERIOD . . . . . . . . . . . . . . . .      $192,732

NET INCOME . . . . . . . . . . . . . . . . . . . . . . . . . .       143,468

DEDUCTIONS:
  Cash Dividends Declared:
    Common Stock . . . . . . . . . . . . . . . . . . . . . . .       107,934
    Cumulative Preferred Stock . . . . . . . . . . . . . . . .        15,666
  Capital Stock Expense. . . . . . . . . . . . . . . . . . . .           735

BALANCE AT END OF PERIOD . . . . . . . . . . . . . . . . . . .      $211,865

                                                                  FINANCIAL STATEMENTS
                                                                                PAGE 6
             INDIANA MICHIGAN POWER COMPANY AND SUBSIDIARIES
                        CONSOLIDATED BALANCE SHEET
                            SEPTEMBER 30, 1996
                               (UNAUDITED)
                                                               Pro Forma
                                                  Per Books   Adjustments   Pro Forma
                                                             (in thousands)
ASSETS
ELECTRIC UTILITY PLANT:
  Production . . . . . . . . . . . . . . . . . .  $2,518,216               $2,518,216
  Transmission . . . . . . . . . . . . . . . . .     877,834                  877,834
  Distribution . . . . . . . . . . . . . . . . .     688,591                  688,591
  General (including nuclear fuel) . . . . . . .     199,549                  199,549
  Construction Work in Progress. . . . . . . . .      79,103                   79,103
          Total Electric Utility Plant . . . . .   4,363,293                4,363,293
  Accumulated Depreciation and Amortization. . .   1,834,768                1,834,768

          NET ELECTRIC UTILITY PLANT . . . . . .   2,528,525                2,528,525


NUCLEAR DECOMMISSIONING AND SPENT NUCLEAR
  FUEL DISPOSAL TRUST FUNDS. . . . . . . . . . .     466,942                  466,942


OTHER PROPERTY AND INVESTMENTS . . . . . . . . .     160,729                  160,729


CURRENT ASSETS:
  Cash and Cash Equivalents. . . . . . . . . . .       8,120    $(8,120)         -
  Accounts Receivable (net). . . . . . . . . . .     125,853                  125,853
  Fuel . . . . . . . . . . . . . . . . . . . . .      26,515                   26,515
  Materials and Supplies . . . . . . . . . . . .      75,488                   75,488
  Accrued Utility Revenues . . . . . . . . . . .      30,347                   30,347
  Prepayments. . . . . . . . . . . . . . . . . .       9,930                    9,930

          TOTAL CURRENT ASSETS . . . . . . . . .     276,253     (8,120)      268,133


REGULATORY ASSETS. . . . . . . . . . . . . . . .     421,381                  421,381


DEFERRED CHARGES . . . . . . . . . . . . . . . .      22,181        500        22,681


            TOTAL. . . . . . . . . . . . . . . .  $3,876,011    $(7,620)   $3,868,391

The Pro Forma Adjustments are shown on Page 8 of these Financial Statements.

                                                                  FINANCIAL STATEMENTS
                                                                                PAGE 7
             INDIANA MICHIGAN POWER COMPANY AND SUBSIDIARIES
                        CONSOLIDATED BALANCE SHEET
                            SEPTEMBER 30, 1996
                               (UNAUDITED)
                                                               Pro Forma
                                                  Per Books   Adjustments   Pro Forma
                                                             (in thousands)
CAPITALIZATION AND LIABILITIES
CAPITALIZATION:
  Common Stock - No Par Value:
    Authorized - 2,500,000 Shares
    Outstanding - 1,400,000 Shares . . . . . . .  $   56,584               $   56,584
  Paid-in Capital. . . . . . . . . . . . . . . .     731,214    $ (2,111)     729,103
  Retained Earnings. . . . . . . . . . . . . . .     256,282                  256,282
       Total Common Shareholder's Equity . . . .   1,044,080      (2,111)   1,041,969
  Cumulative Preferred Stock:
    Not Subject to Mandatory Redemption. . . . .      21,977     (10,988)      10,989
    Subject to Mandatory Redemption. . . . . . .     135,000     (67,500)      67,500
  Long-term Debt . . . . . . . . . . . . . . . .   1,039,819      50,000    1,089,819
       TOTAL CAPITALIZATION. . . . . . . . . . .   2,240,876     (30,599)   2,210,277

OTHER NONCURRENT LIABILITIES:
  Nuclear Decommissioning. . . . . . . . . . . .     295,755                  295,755
  Other. . . . . . . . . . . . . . . . . . . . .     187,683                  187,683

       TOTAL OTHER NONCURRENT LIABILITIES. . . .     483,438                  483,438

CURRENT LIABILITIES:
  Short-term Debt. . . . . . . . . . . . . . . .      40,425      22,979       63,404
  Accounts Payable . . . . . . . . . . . . . . .      34,994                   34,994
  Taxes Accrued. . . . . . . . . . . . . . . . .      64,898                   64,898
  Interest Accrued . . . . . . . . . . . . . . .      18,608                   18,608
  Rent Accrued-Rockport Plant Unit 2 . . . . . .      23,427                   23,427
  Obligations Under Capital Leases . . . . . . .      33,523                   33,523
  Other. . . . . . . . . . . . . . . . . . . . .      67,500                   67,500

       TOTAL CURRENT LIABILITIES . . . . . . . .     283,375      22,979      306,354

DEFERRED INCOME TAXES. . . . . . . . . . . . . .     584,638                  584,638

DEFERRED INVESTMENT TAX CREDITS. . . . . . . . .     149,257                  149,257

DEFERRED GAIN ON SALE AND LEASEBACK -
  ROCKPORT PLANT UNIT 2. . . . . . . . . . . . .      97,052                   97,052

DEFERRED CREDITS . . . . . . . . . . . . . . . .      37,375                   37,375

          TOTAL. . . . . . . . . . . . . . . . .  $3,876,011    $ (7,620)  $3,868,391

The Pro Forma Adjustments are shown on Page 8 of these Financial Statements.

                                                                  FINANCIAL STATEMENTS
                                                                                PAGE 8
             INDIANA MICHIGAN POWER COMPANY AND SUBSIDIARIES
                        CONSOLIDATED BALANCE SHEET
                            SEPTEMBER 30, 1996
                          PRO FORMA ADJUSTMENTS
                                                                    Debit     Credit
                                                                     (in thousands)
1) Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $50,000
     Long-term Debt - Junior Subordinated Debentures . . . . . . .             $50,000

   To record the issuance and sale of $50,000,000 principal amount of Junior Subordinated Debentures at 100%*.

2) Deferred Charges - Unamortized Debt Expense . . . . . . . . . .     $500
     Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                $500

   To record estimated expense of the debt issuance.

3) Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $22,979
     Short-term Debt . . . . . . . . . . . . . . . . . . . . . . .             $22,979

   To record additional short-term debt borrowings.

4) Cumulative Preferred Stock:
    Not Subject to Mandatory Redemption. . . . . . . . . . . . . .  $10,988
    Subject to Mandatory Redemption. . . . . . . . . . . . . . . .   67,500
   Paid-in Capital . . . . . . . . . . . . . . . . . . . . . . . .      344
     Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . .             $78,832

   To record the redemption of the following cumulative
   preferred stock, $100 par value:
                                Per Share      Principal      Premium          Total
 Series    Number of Shares     Price *          Amount      (Discount)        Paid
 Not Subject to Mandatory Redemption:
 4-1/8%         59,884             $67          $ 5,988       $(1,976)        $ 4,012
 4.56%          30,000              73.50         3,000          (795)          2,205
 4.12%          20,000              67            2,000          (660)          1,340
    Total Not Subject to Mandatory Redemption  $10,988       $(3,431)        $ 7,557
 Subject to Mandatory Redemption:
 5.90%         200,000             $103.50      $20,000       $   700         $20,700
 6-1/4%        150,000              105.50       15,000           825          15,825
 6-7/8%        150,000              108          15,000         1,200          16,200
 6.30%         175,000              106          17,500         1,050          18,550
    Total Subject to Mandatory Redemption      $67,500       $ 3,775         $71,275

5) Paid-in Capital . . . . . . . . . . . . . . . . . . . . . . . .   $1,178
     Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . .              $1,178

   To record estimated costs of the stock reacqusition.

6) Paid-in Capital . . . . . . . . . . . . . . . . . . . . . . . .     $589
     Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                $589
   To record the payment for voting rights consent.
* Price assumed solely for the purpose of these Pro Forma Financial Statements

                                                                  FINANCIAL STATEMENTS
                                                                               PAGE 8A
             INDIANA MICHIGAN POWER COMPANY AND SUBSIDIARIES
                     CONSOLIDATED STATEMENT OF INCOME
                  TWELVE MONTHS ENDED SEPTEMBER 30, 1996
                          PRO FORMA ADJUSTMENTS
                                                                       Increase
                                                                      (Decrease)
                                                                    (in thousands)
Interest on Junior Subordinated Debentures @ 8.5%*          =           $ 4,250

Amortization of Debt Issuance Expense over 30 years         =                17

Interest on Short-term Debt @ 5.5%*                         =             1,264

Federal Income Taxes @ 35%                                  =            (1,936)

Preferred Stock Dividend Requirements @ 4-1/8%              =              (247)

Preferred Stock Dividend Requirements @ 4.56%               =              (137)

Preferred Stock Dividend Requirements @ 4.12%               =               (82)

Preferred Stock Dividend Requirements @ 5.90%               =            (1,180)

Preferred Stock Dividend Requirements @ 6-1/4%              =              (938)

Preferred Stock Dividend Requirements @ 6-7/8%              =            (1,031)

Preferred Stock Dividend Requirements @ 6.30%               =            (1,103)

Amortization of Premium on Reacquired
 Preferred Stock over 30 years                              =                70

To reflect the pro forma changes in interest charges and preferred stock dividend requirements associated with the proposed transactions and the related federal income tax effect.

* Rate assumed solely for the purpose of these Pro Forma Financial Statements.

                                                            FINANCIAL STATEMENTS
                                                                                PAGE 9
              INDIANA MICHIGAN POWER COMPANY AND SUBSIDIARIES
                     CONSOLIDATED STATEMENT OF INCOME
                     TWELVE MONTHS ENDED SEPTEMBER 30, 1996
                                (UNAUDITED)
                                                             Pro Forma
                                              Per Books     Adjustments     Pro Forma
                                                           (in thousands)
OPERATING REVENUES . . . . . . . . . . . . .  $1,306,538                    $1,306,538

OPERATING EXPENSES:
  Fuel . . . . . . . . . . . . . . . . . . .     225,484                       225,484
  Purchased Power. . . . . . . . . . . . . .     135,460                       135,460
  Other Operation. . . . . . . . . . . . . .     312,688                       312,688
  Maintenance. . . . . . . . . . . . . . . .     127,738                       127,738
  Depreciation and Amortization. . . . . . .     140,102                       140,102
  Amortization of Rockport Plant Unit 1
    Phase-in Plan Deferrals. . . . . . . . .      15,644                        15,644
  Taxes Other Than Federal Income Taxes. . .      74,888                        74,888
  Federal Income Taxes . . . . . . . . . . .      66,337      $(1,936)          64,401

          TOTAL OPERATING EXPENSES . . . . .   1,098,341       (1,936)       1,096,405

OPERATING INCOME . . . . . . . . . . . . . .     208,197        1,936          210,133

NONOPERATING INCOME. . . . . . . . . . . . .       4,265                         4,265

INCOME BEFORE INTEREST CHARGES . . . . . . .     212,462        1,936          214,398

INTEREST CHARGES . . . . . . . . . . . . . .      67,122        5,531           72,653

NET INCOME . . . . . . . . . . . . . . . . .     145,340       (3,595)         141,745

PREFERRED STOCK DIVIDEND REQUIREMENTS. . . .      11,212       (4,648)           6,564

EARNINGS APPLICABLE TO COMMON STOCK. . . . .  $  134,128      $ 1,053       $  135,181

The common stock of the Company is wholly owned by American Electric Power Company,
Inc.

The Pro Forma Adjustments are shown on Page 8A of these Financial Statements.

                                                            FINANCIAL STATEMENTS
                                                                               PAGE 10
              INDIANA MICHIGAN POWER COMPANY AND SUBSIDIARIES
                CONSOLIDATED STATEMENT OF RETAINED EARNINGS
                     TWELVE MONTHS ENDED SEPTEMBER 30, 1996
                                (UNAUDITED)
                                                                 (in thousands)
BALANCE AT BEGINNING OF PERIOD . . . . . . . . . . . . . . . .      $234,248

NET INCOME . . . . . . . . . . . . . . . . . . . . . . . . . .       145,340

DEDUCTIONS:
  Cash Dividends Declared:
    Common Stock . . . . . . . . . . . . . . . . . . . . . . .       112,094
    Cumulative Preferred Stock . . . . . . . . . . . . . . . .        10,498
  Capital Stock Expense. . . . . . . . . . . . . . . . . . . .           714

BALANCE AT END OF PERIOD . . . . . . . . . . . . . . . . . . .      $256,282

                                                                  FINANCIAL STATEMENTS
                                                                               PAGE 11
                   OHIO POWER COMPANY AND SUBSIDIARIES
                        CONSOLIDATED BALANCE SHEET
                            SEPTEMBER 30, 1996
                               (UNAUDITED)
                                                               Pro Forma
                                                  Per Books   Adjustments   Pro Forma
                                                             (in thousands)
ASSETS
ELECTRIC UTILITY PLANT:
  Production . . . . . . . . . . . . . . . . . .  $2,544,263               $2,544,263
  Transmission . . . . . . . . . . . . . . . . .     814,041                  814,041
  Distribution . . . . . . . . . . . . . . . . .     851,689                  851,689
  General (including mining assets). . . . . . .     681,143                  681,143
  Construction Work in Progress. . . . . . . . .      71,981                   71,981
          Total Electric Utility Plant . . . . .   4,963,117                4,963,117
  Accumulated Depreciation and Amortization. . .   2,188,562                2,188,562

          NET ELECTRIC UTILITY PLANT . . . . . .   2,774,555                2,774,555


OTHER PROPERTY AND INVESTMENTS . . . . . . . . .     106,933                  106,933


CURRENT ASSETS:
  Cash and Cash Equivalents. . . . . . . . . . .      72,967    $(24,265)      48,702
  Accounts Receivable (net). . . . . . . . . . .     212,008                  212,008
  Fuel . . . . . . . . . . . . . . . . . . . . .     120,157                  120,157
  Materials and Supplies . . . . . . . . . . . .      78,476                   78,476
  Accrued Utility Revenues . . . . . . . . . . .      32,522                   32,522
  Prepayments. . . . . . . . . . . . . . . . . .      44,473                   44,473

          TOTAL CURRENT ASSETS . . . . . . . . .     560,603     (24,265)     536,338


REGULATORY ASSETS. . . . . . . . . . . . . . . .     543,806                  543,806


DEFERRED CHARGES . . . . . . . . . . . . . . . .      70,811         500       71,311


            TOTAL. . . . . . . . . . . . . . . .  $4,056,708    $(23,765)  $4,032,943

The Pro Forma Adjustments are shown on Page 13 of these Financial Statements.

                                                                  FINANCIAL STATEMENTS
                                                                               PAGE 12
                   OHIO POWER COMPANY AND SUBSIDIARIES
                        CONSOLIDATED BALANCE SHEET
                            SEPTEMBER 30, 1996
                               (UNAUDITED)
                                                               Pro Forma
                                                  Per Books   Adjustments   Pro Forma
                                                             (in thousands)
CAPITALIZATION AND LIABILITIES
CAPITALIZATION:
  Common Stock - No Par Value:
    Authorized - 40,000,000 Shares
    Outstanding - 27,952,473 Shares. . . . . . .  $  321,201               $  321,201
  Paid-in Capital. . . . . . . . . . . . . . . .     460,567    $    451      461,018
  Retained Earnings. . . . . . . . . . . . . . .     569,601                  569,601
       Total Common Shareholder's Equity . . . .   1,351,369         451    1,351,820
  Cumulative Preferred Stock:
    Not Subject to Mandatory Redemption. . . . .      38,532     (19,266)      19,266
    Subject to Mandatory Redemption. . . . . . .     115,000     (54,950)      60,050
  Long-term Debt . . . . . . . . . . . . . . . .   1,002,495      50,000    1,052,495
       TOTAL CAPITALIZATION. . . . . . . . . . .   2,507,396     (23,765)   2,483,631

OTHER NONCURRENT LIABILITIES . . . . . . . . . .     237,890                  237,890

CURRENT LIABILITIES:
  Long-term Debt Due Within One Year . . . . . .      67,294                   67,294
  Short-term Debt. . . . . . . . . . . . . . . .      83,337                   83,337
  Accounts Payable . . . . . . . . . . . . . . .     100,676                  100,676
  Taxes Accrued. . . . . . . . . . . . . . . . .      84,028                   84,028
  Interest Accrued . . . . . . . . . . . . . . .      26,311                   26,311
  Obligations Under Capital Leases . . . . . . .      23,917                   23,917
  Other. . . . . . . . . . . . . . . . . . . . .      77,005                   77,005

       TOTAL CURRENT LIABILITIES . . . . . . . .     462,568                  462,568

DEFERRED INCOME TAXES. . . . . . . . . . . . . .     737,801                  737,801

DEFERRED INVESTMENT TAX CREDITS. . . . . . . . .      47,318                   47,318

DEFERRED CREDITS . . . . . . . . . . . . . . . .      63,735                   63,735

          TOTAL. . . . . . . . . . . . . . . . .  $4,056,708    $(23,765)  $4,032,943

The Pro Forma Adjustments are shown on Page 13 of these Financial Statements.

                                                                  FINANCIAL STATEMENTS
                                                                               PAGE 13
                   OHIO POWER COMPANY AND SUBSIDIARIES
                        CONSOLIDATED BALANCE SHEET
                            SEPTEMBER 30, 1996
                          PRO FORMA ADJUSTMENTS
                                                                    Debit     Credit
                                                                     (in thousands)
1) Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $50,000
     Long-term Debt - Junior Subordinated Debentures . . . . . . .             $50,000

   To record the issuance and sale of $50,000,000 principal amount of Junior Subordinated Debentures at 100%*.

2) Deferred Charges - Unamortized Debt Expense . . . . . . . . . .     $500
     Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                $500

   To record estimated expense of the debt issuance.

3) Cumulative Preferred Stock:
    Not Subject to Mandatory Redemption. . . . . . . . . . . . . .  $19,266
    Subject to Mandatory Redemption. . . . . . . . . . . . . . . .   54,950
     Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . .             $72,093
     Paid-in Capital . . . . . . . . . . . . . . . . . . . . . . .               2,123

   To record the redemption of the following cumulative
   preferred stock, $100 par value:
                                Per Share      Principal      Premium          Total
 Series    Number of Shares     Price *          Amount      (Discount)        Paid

 Not Subject to Mandatory Redemption:
 4.08%          21,288             $68.50       $ 2,129       $  (671)        $ 1,458
 4-1/2%        101,202              73.50        10,120        (2,682)          7,438
 4.20%          25,988              70.50         2,599          (767)          1,832
 4.40%          44,182              74            4,418        (1,149)          3,269
    Total Not Subject to Mandatory Redemption  $19,266       $(5,269)        $13,997

 Subject to Mandatory Redemption:
 5.90%         202,000             $105         $20,200       $ 1,010         $21,210
 6.02%         197,500              105.50       19,750         1,086          20,836
 6.35%         150,000              107          15,000         1,050          16,050
    Total Subject to Mandatory Redemption      $54,950       $ 3,146         $58,096

4) Paid-in Capital . . . . . . . . . . . . . . . . . . . . . . . .   $1,115
     Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . .              $1,115

   To record estimated costs of the stock reacqusition.

5) Paid-in Capital . . . . . . . . . . . . . . . . . . . . . . . .     $557
     Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                $557

   To record the payment for voting rights consent.

* Price assumed solely for the purpose of these Pro Forma Financial Statements
/TABLE

                                                                  FINANCIAL STATEMENTS
                                                                              PAGE 13A
                   OHIO POWER COMPANY AND SUBSIDIARIES
                     CONSOLIDATED STATEMENT OF INCOME
                  TWELVE MONTHS ENDED SEPTEMBER 30, 1996
                          PRO FORMA ADJUSTMENTS
                                                                       Increase
                                                                      (Decrease)
                                                                    (in thousands)
Interest on Junior Subordinated Debentures @ 8.5%*          =           $ 4,250

Amortization of Debt Issuance Expense over 30 years         =                17

Federal Income Taxes @ 35%                                  =            (1,493)

Preferred Stock Dividend Requirements @ 4.08%               =               (87)

Preferred Stock Dividend Requirements @ 4-1/2%              =              (455)

Preferred Stock Dividend Requirements @ 4.20%               =              (109)

Preferred Stock Dividend Requirements @ 4.40%               =              (194)

Preferred Stock Dividend Requirements @ 5.90%               =            (1,192)

Preferred Stock Dividend Requirements @ 6.02%               =            (1,189)

Preferred Stock Dividend Requirements @ 6.35%               =              (953)

Amortization of Premium on Reacquired
 Preferred Stock over 30 years                              =               (15)

To reflect the pro forma changes in interest charges and preferred stock dividend requirements associated with the proposed transactions and the related federal income tax effect.

* Rate assumed solely for the purpose of these Pro Forma Financial Statements.

                                                            FINANCIAL STATEMENTS
                                                                               PAGE 14
                      OHIO POWER COMPANY AND SUBSIDIARIES
                       CONSOLIDATED STATEMENT OF INCOME
                     TWELVE MONTHS ENDED SEPTEMBER 30, 1996
                                  (UNAUDITED)
                                                             Pro Forma
                                              Per Books     Adjustments     Pro Forma
                                                           (in thousands)
OPERATING REVENUES . . . . . . . . . . . . .  $1,900,759                    $1,900,759

OPERATING EXPENSES:
  Fuel . . . . . . . . . . . . . . . . . . .     642,899                       642,899
  Purchased Power. . . . . . . . . . . . . .      61,153                        61,153
  Other Operation. . . . . . . . . . . . . .     333,991                       333,991
  Maintenance. . . . . . . . . . . . . . . .     153,046                       153,046
  Depreciation and Amortization. . . . . . .     137,256                       137,256
  Taxes Other Than Federal Income Taxes. . .     164,530                       164,530
  Federal Income Taxes . . . . . . . . . . .     114,822      $(1,493)         113,329

          TOTAL OPERATING EXPENSES . . . . .   1,607,697       (1,493)       1,606,204

OPERATING INCOME . . . . . . . . . . . . . .     293,062        1,493          294,555

NONOPERATING INCOME. . . . . . . . . . . . .       8,545                         8,545

INCOME BEFORE INTEREST CHARGES . . . . . . .     301,607        1,493          303,100

INTEREST CHARGES . . . . . . . . . . . . . .      89,103        4,267           93,370

NET INCOME . . . . . . . . . . . . . . . . .     212,504       (2,774)         209,730

PREFERRED STOCK DIVIDEND REQUIREMENTS. . . .       9,771       (4,194)           5,577

EARNINGS APPLICABLE TO COMMON STOCK. . . . .  $  202,733      $ 1,420       $  204,153

The common stock of the Company is wholly owned by American Electric Power Company,
Inc.

The Pro Forma Adjustments are shown on Page 13A of these Financial Statements.
/TABLE

                                                                  FINANCIAL STATEMENTS
                                                                               PAGE 15
                      OHIO POWER COMPANY AND SUBSIDIARIES
                  CONSOLIDATED STATEMENT OF RETAINED EARNINGS
                     TWELVE MONTHS ENDED SEPTEMBER 30, 1996
                                  (UNAUDITED)
<CAPTI0N>
                                                                 (in thousands)
BALANCE AT BEGINNING OF PERIOD . . . . . . . . . . . . . . . .      $509,421

NET INCOME . . . . . . . . . . . . . . . . . . . . . . . . . .       212,504

DEDUCTIONS:
  Cash Dividends Declared:
    Common Stock . . . . . . . . . . . . . . . . . . . . . . .       141,999
    Cumulative Preferred Stock . . . . . . . . . . . . . . . .        10,144
  Capital Stock Expense. . . . . . . . . . . . . . . . . . . .           181

BALANCE AT END OF PERIOD . . . . . . . . . . . . . . . . . . .      $569,601

                                                                  FINANCIAL STATEMENTS
                                                                               PAGE 16
          AMERICAN ELECTRIC POWER COMPANY, INC. AND SUBSIDIARIES
                        CONSOLIDATED BALANCE SHEET
                            SEPTEMBER 30, 1996
                               (UNAUDITED)
                                                               Pro Forma
                                                  Per Books   Adjustments   Pro Forma
                                                             (in thousands)
ASSETS
ELECTRIC UTILITY PLANT:
  Production . . . . . . . . . . . . . . . . . . $ 9,278,377               $ 9,278,377
  Transmission . . . . . . . . . . . . . . . . .   3,357,849                 3,357,849
  Distribution . . . . . . . . . . . . . . . . .   4,321,685                 4,321,685
  General (including mining assets and
    nuclear fuel). . . . . . . . . . . . . . . .   1,489,816                 1,489,816
  Construction Work in Progress. . . . . . . . .     344,492                   344,492
          Total Electric Utility Plant . . . . .  18,792,219                18,792,219
  Accumulated Depreciation and Amortization. . .   7,451,534                 7,451,534

          NET ELECTRIC UTILITY PLANT . . . . . .  11,340,685                11,340,685


OTHER PROPERTY AND INVESTMENTS . . . . . . . . .     866,659                   866,659


CURRENT ASSETS:
  Cash and Cash Equivalents. . . . . . . . . . .     112,704    $(42,210)       70,494
  Accounts Receivable (net). . . . . . . . . . .     525,564                   525,564
  Fuel . . . . . . . . . . . . . . . . . . . . .     252,822                   252,822
  Materials and Supplies . . . . . . . . . . . .     249,518                   249,518
  Accrued Utility Revenues . . . . . . . . . . .     145,078                   145,078
  Prepayments and Other. . . . . . . . . . . . .     111,126                   111,126

          TOTAL CURRENT ASSETS . . . . . . . . .   1,396,812     (42,210)    1,354,602


REGULATORY ASSETS. . . . . . . . . . . . . . . .   1,875,724                 1,875,724


DEFERRED CHARGES . . . . . . . . . . . . . . . .     206,709       1,500       208,209


            TOTAL. . . . . . . . . . . . . . . . $15,686,589    $(40,710)  $15,645,879

The Pro Forma Adjustments are shown on Pages 18 and 18A of these Financial Statements.

                                                                  FINANCIAL STATEMENTS
                                                                               PAGE 17
          AMERICAN ELECTRIC POWER COMPANY, INC. AND SUBSIDIARIES
                        CONSOLIDATED BALANCE SHEET
                            SEPTEMBER 30, 1996
                               (UNAUDITED)
                                                               Pro Forma
                                                  Per Books   Adjustments   Pro Forma
                                                             (in thousands)
CAPITALIZATION AND LIABILITIES
CAPITALIZATION:
  Common Stock - Par Value $6.50:
    Authorized - 300,000,000 Shares
    Issued     - 196,834,992 Shares
    (8,999,992 shares were held in treasury) . . $ 1,279,427               $ 1,279,427
  Paid-in Capital. . . . . . . . . . . . . . . .   1,702,102   $  (6,205)    1,695,897
  Retained Earnings. . . . . . . . . . . . . . .   1,528,045                 1,528,045
       Total Common Shareholders' Equity . . . .   4,509,574      (6,205)    4,503,369
  Cumulative Preferred Stock of Subsidiaries:
    Not Subject to Mandatory Redemption. . . . .     115,365     (45,162)       70,203
    Subject to Mandatory Redemption. . . . . . .     490,225    (217,450)      272,775
  Long-term Debt . . . . . . . . . . . . . . . .   4,813,827     150,000     4,963,827
       TOTAL CAPITALIZATION. . . . . . . . . . .   9,928,991    (118,817)    9,810,174

OTHER NONCURRENT LIABILITIES . . . . . . . . . .     968,175                   968,175

CURRENT LIABILITIES:
  Preferred Stock and Long-term
    Debt Due Within One Year . . . . . . . . . .      97,304                    97,304
  Short-term Debt. . . . . . . . . . . . . . . .     275,351      78,107       353,458
  Accounts Payable . . . . . . . . . . . . . . .     177,779                   177,779
  Taxes Accrued. . . . . . . . . . . . . . . . .     283,763                   283,763
  Interest Accrued . . . . . . . . . . . . . . .     112,716                   112,716
  Obligations Under Capital Leases . . . . . . .      93,260                    93,260
  Other. . . . . . . . . . . . . . . . . . . . .     311,369                   311,369

       TOTAL CURRENT LIABILITIES . . . . . . . .   1,351,542      78,107     1,429,649

DEFERRED INCOME TAXES. . . . . . . . . . . . . .   2,616,045                 2,616,045

DEFERRED INVESTMENT TAX CREDITS. . . . . . . . .     412,262                   412,262

DEFERRED GAIN ON SALE AND LEASEBACK -
  ROCKPORT PLANT UNIT 2. . . . . . . . . . . . .     242,917                   242,917

DEFERRED CREDITS . . . . . . . . . . . . . . . .     166,657                   166,657

          TOTAL. . . . . . . . . . . . . . . . . $15,686,589   $ (40,710)  $15,645,879

The Pro Forma Adjustments are shown on Pages 18 and 18A of these Financial Statements.

                                                                  FINANCIAL STATEMENTS
                                                                               PAGE 18
          AMERICAN ELECTRIC POWER COMPANY, INC. AND SUBSIDIARIES
                        CONSOLIDATED BALANCE SHEET
                            SEPTEMBER 30, 1996
                          PRO FORMA ADJUSTMENTS
                                                                    Debit     Credit
                                                                     (in thousands)
1) Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $150,000
     Long-term Debt - Junior Subordinated Debentures . . . . . . .            $150,000

   To record the issuance and sale of $150,000,000 principal amount of Junior Subordinated Debentures at 100%* by the subsidiaries.

2) Deferred Charges - Unamortized Debt Expense . . . . . . . . . .   $1,500
     Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . .              $1,500

   To record estimated expense of the debt issuance.

3) Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $78,107
     Short-term Debt . . . . . . . . . . . . . . . . . . . . . . .             $78,107

   To record additional short-term debt borrowings.

4) Cumulative Preferred Stock:
    Not Subject to Mandatory Redemption. . . . . . . . . . . . . .  $45,162
    Subject to Mandatory Redemption. . . . . . . . . . . . . . . .  217,450
   Paid-in Capital . . . . . . . . . . . . . . . . . . . . . . . .      293
     Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . .            $262,905

   To record the redemption of the following cumulative
   preferred stock, $100 par value by the subsidiaries:
                                Per Share      Principal      Premium          Total
 Series    Number of Shares     Price *          Amount      (Discount)        Paid

 Not Subject to Mandatory Redemption:
 Appalachian Power Compay:
 4-1/2%        149,075             $75.50       $14,908        $(3,653)       $11,255

 Indiana Michigan Power Company:
 4-1/8%         59,884              67            5,988         (1,976)         4,012
 4.56%          30,000              73.50         3,000           (795)         2,205
 4.12%          20,000              67            2,000           (660)         1,340

 Ohio Power Company:
 4.08%          21,288              68.50         2,129           (671)         1,458
 4-1/2%        101,202              73.50        10,120         (2,682)         7,438
 4.20%          25,988              70.50         2,599           (767)         1,832
 4.40%          44,182              74            4,418         (1,149)         3,269

    Total Not Subject to Mandatory Redemption  $45,162       $(12,353)      $ 32,809
/TABLE

                                                                  FINANCIAL STATEMENTS
                                                                              PAGE 18A
          AMERICAN ELECTRIC POWER COMPANY, INC. AND SUBSIDIARIES
                        CONSOLIDATED BALANCE SHEET
                            SEPTEMBER 30, 1996
                          PRO FORMA ADJUSTMENTS
                                 Per Share      Principal      Premium          Total
 Series    Number of Shares     Price *          Amount      (Discount)        Paid
 Subject to Mandatory Redemption:

 Appalachian Power Company:
 5.90%         250,000             $105.50      $25,000        $1,375       $26,375
 5.92%         300,000              105.50       30,000         1,650        31,650
 6.85%         150,000              108          15,000         1,200        16,200
 7.80%         250,000              106          25,000         1,500        26,500


 Indiana Michigan Power Company:
 5.90%         200,000              103.50       20,000           700        20,700
 6-1/4%        150,000              105.50       15,000           825        15,825
 6-7/8%        150,000              108          15,000         1,200        16,200
 6.30%         175,000              106          17,500         1,050        18,550

 Ohio Power Company:
 5.90%         202,000              105          20,200         1,010        21,210
 6.02%         197,500              105.50       19,750         1,086        20,836
 6.35%         150,000              107          15,000         1,050        16,050
    Total Subject to Mandatory Redemption     $217,450       $12,646      $230,096

                                                                    Debit     Credit
                                                                     (in thousands)
5) Paid-in Capital . . . . . . . . . . . . . . . . . . . . . . . .   $3,942
     Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . .              $3,942

   To record estimated costs of the stock reacqusition.

6) Paid-in Capital . . . . . . . . . . . . . . . . . . . . . . . .   $1,970
     Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . .              $1,970

   To record the payment for voting rights consent.

* Price assumed solely for the purpose of these Pro Forma Financial Statements
/TABLE

                                                                  FINANCIAL STATEMENTS
                                                                              PAGE 18B
          AMERICAN ELECTRIC POWER COMPANY, INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENT OF INCOME
                  TWELVE MONTHS ENDED SEPTEMBER 30, 1996
                          PRO FORMA ADJUSTMENTS
                                                                       Increase
                                                                      (Decrease)
                                                                    (in thousands)
Interest on Junior Subordinated Debentures @ 8.5%*          =           $12,750

Amortization of Debt Issuance Expense over 30 years         =                51

Interest on Short-term Debt @ 5.5%*                         =             4,296

Federal Income Taxes @ 35%                                  =            (5,984)

Preferred Stock Dividend Requirements @ 4-1/2%              =              (671)

Preferred Stock Dividend Requirements @ 4-1/8%              =              (247)

Preferred Stock Dividend Requirements @ 4.56%               =              (137)

Preferred Stock Dividend Requirements @ 4.12%               =               (82)

Preferred Stock Dividend Requirements @ 4.08%               =               (87)

Preferred Stock Dividend Requirements @ 4-1/2%              =              (455)

Preferred Stock Dividend Requirements @ 4.20%               =              (109)

Preferred Stock Dividend Requirements @ 4.40%               =              (194)

Preferred Stock Dividend Requirements @ 5.90%               =            (1,475)

Preferred Stock Dividend Requirements @ 5.92%               =            (1,776)

Preferred Stock Dividend Requirements @ 6.85%               =            (1,028)

Preferred Stock Dividend Requirements @ 7.80%               =            (1,950)

Preferred Stock Dividend Requirements @ 5.90%               =            (1,180)

Preferred Stock Dividend Requirements @ 6-1/4%              =              (938)

Preferred Stock Dividend Requirements @ 6-7/8%              =            (1,031)

Preferred Stock Dividend Requirements @ 6.30%               =            (1,103)

Preferred Stock Dividend Requirements @ 5.90%               =            (1,192)

Preferred Stock Dividend Requirements @ 6.02%               =            (1,189)
/TABLE

                                                                  FINANCIAL STATEMENTS
                                                                              PAGE 18C
          AMERICAN ELECTRIC POWER COMPANY, INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENT OF INCOME
                  TWELVE MONTHS ENDED SEPTEMBER 30, 1996
                          PRO FORMA ADJUSTMENTS
                                                                       Increase
                                                                      (Decrease)
                                                                    (in thousands)
Preferred Stock Dividend Requirements @ 6.35%               =              (953)

Amortization of Premium on Reacquired
 Preferred Stock over 30 years                              =               207

To reflect the pro forma changes in interest charges and preferred stock dividend requirements associated with the proposed transactions and the related federal income tax effect.

* Rate assumed solely for the purpose of these Pro Forma Financial Statements.

                                                            FINANCIAL STATEMENTS
                                                                               PAGE 19
          AMERICAN ELECTRIC POWER COMPANY, INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENT OF INCOME
                  TWELVE MONTHS ENDED SEPTEMBER 30, 1996
                 (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                               (UNAUDITED)
                                                             Pro Forma
                                              Per Books     Adjustments     Pro Forma
OPERATING REVENUES . . . . . . . . . . . . .  $5,828,572                    $5,828,572

OPERATING EXPENSES:
  Fuel and Purchased Power . . . . . . . . .   1,662,354                     1,662,354
  Other Operation. . . . . . . . . . . . . .   1,219,418                     1,219,418
  Maintenance. . . . . . . . . . . . . . . .     522,301                       522,301
  Depreciation and Amortization. . . . . . .     598,512                       598,512
  Taxes Other Than Federal Income Taxes. . .     494,712                       494,712
  Federal Income Taxes . . . . . . . . . . .     325,625      $(5,984)         319,641

          TOTAL OPERATING EXPENSES . . . . .   4,822,922       (5,984)       4,816,938

OPERATING INCOME . . . . . . . . . . . . . .   1,005,650        5,984        1,011,634

NONOPERATING INCOME. . . . . . . . . . . . .      13,190                        13,190

INCOME BEFORE INTEREST CHARGES
 AND PREFERRED DIVIDENDS . . . . . . . . . .   1,018,840        5,984        1,024,824

INTEREST CHARGES . . . . . . . . . . . . . .     388,303       17,097          405,400

PREFERRED STOCK DIVIDEND REQUIREMENTS
 OF SUBSIDIARIES . . . . . . . . . . . . . .      44,115      (15,590)          28,525

NET INCOME . . . . . . . . . . . . . . . . .  $  586,422      $ 4,477       $  590,899


AVERAGE NUMBER OF SHARES OUTSTANDING . . . .     186,933                       186,933

EARNINGS PER SHARE . . . . . . . . . . . . .       $3.14                         $3.16

CASH DIVIDENDS PAID PER SHARE. . . . . . . .       $2.40                         $2.40

The Pro Forma Adjustments are shown on Pages 18B and 18C of these Financial
Statements.

                                                            FINANCIAL STATEMENTS
                                                                               PAGE 20
          AMERICAN ELECTRIC POWER COMPANY, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENT OF RETAINED EARNINGS
                  TWELVE MONTHS ENDED SEPTEMBER 30, 1996
                               (UNAUDITED)
                                                                 (in thousands)
BALANCE AT BEGINNING OF PERIOD . . . . . . . . . . . . . . . .     $1,390,007

NET INCOME . . . . . . . . . . . . . . . . . . . . . . . . . .        586,422

DEDUCTIONS:
  Cash Dividends Declared. . . . . . . . . . . . . . . . . . .        448,424
  Other. . . . . . . . . . . . . . . . . . . . . . . . . . . .            (40)

BALANCE AT END OF PERIOD . . . . . . . . . . . . . . . . . . .     $1,528,045